SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     July 8, 2002
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                   LADENBURG THALMANN FINANCIAL SERVICES INC.
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               (Exact Name of Registrant as Specified in Charter)



            Florida                  1-15799              65-0701248
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(State or Other Jurisdiction       (Commission         (IRS Employer
    of Incorporation)              File Number)        Identification No.)



590 Madison Avenue, 34th Floor, New York, New York          10022
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   (Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code   (212) 409-2000
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                                 Not Applicable
              -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events

         Effective July 8, 2002, Phillip Frost, M.D. resigned from the board of directors of Ladenburg Thalmann Financial Services Inc. ("Company"). Dr. Frost advised the Company that he resigned from the board due to his other existing responsibilities.




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 11, 2002


                                      LADENBURG THALMANN FINANCIAL SERVICES INC.




                                    By:     /s/ J. Bryant Kirkland III
                                            -----------------------------
                                            Name: J. Bryant Kirkland III
                                            Title:   Chief Financial Officer